Exhibit 10.6

EXECUTION COPY
CANADIAN PLEDGE AGREEMENT
CANADIAN PLEDGE AGREEMENT, dated as of October 13, 2010 (this “Agreement”), by ASSOCIATED MATERIALS CANADA LIMITED (“Associated”), an Ontario Corporation, GENTEK CANADA HOLDINGS LIMITED (“Gentek”), an Ontario Corporation and GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, an Ontario limited partnership, by its general partner, Gentek (“LP”), each of the subsidiaries listed on Schedule 1 hereto (each such subsidiary, individually, a “Canadian Subsidiary Pledgor” and, collectively, the “Canadian Subsidiary Pledgors”; and, together with Associated, Gentek and LP, the “Canadian Pledgors”), and UBS AG CANADA BRANCH, as Canadian Collateral Agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Canadian Collateral Agent”).
W I T N E S S E T H:
WHEREAS, (1) CAREY INTERMEDIATE HOLDINGS CORP., a Delaware corporation (“Holdings”), the US Borrowers and the Canadian Borrowers (collectively, the “Borrowers”) have entered into a Revolving Credit Agreement, dated as of October 13, 2010 (the “Credit Agreement”), with the banks, financial institutions and other institutional lenders and investors from time to time parties thereto (each individually a “Lender” and collectively, the “Lenders”), UBS AG, STAMFORD BRANCH, as US Administrative Agent, US Collateral Agent, and a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer, UBS AG CANADA BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent, DEUTSCHE BANK AG NEW YORK BRANCH, as a US Letter of Credit Issuer, DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Letter of Credit Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION as a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer and UBS LOAN FINANCE LLC, as Swingline Lender, pursuant to which the Canadian Lenders have severally agreed to make loans to the Borrowers and the Letter of Credit Issuers have agreed to issue letters of credit for the account of the Borrowers upon the terms and subject to the conditions set forth therein, (2) one or more Cash Management Banks may from time to time provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and (3) one or more Hedge Banks may from time to time enter into Secured Hedging Agreements with any Credit Party (clauses (1), (2) and (3) collectively, the “Extensions of Credit”);
WHEREAS, pursuant to the Canadian Guarantee, dated as of October 13, 2010 (the “Canadian Guarantee”), each of the Canadian Pledgors (other than in respect of their own obligations) and their subsidiaries party thereto have agreed to guarantee to the Canadian Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Obligations;
WHEREAS, each Canadian Pledgor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit and have agreed to secure their obligations with respect thereto pursuant to this Agreement;

WHEREAS, it is a condition precedent to the obligations of the Canadian Lenders and Canadian the Letter of Credit Issuers to make their respective Extensions of Credit to the Canadian Borrowers under the Credit Agreement that the Canadian Pledgors shall have executed and delivered this Agreement to the Canadian Collateral Agent for the benefit of the Secured Parties; and
WHEREAS, (1) the Canadian Pledgors are the legal and beneficial owners of the Capital Stock described in Schedule 2 and issued by the entities named therein (such Capital Stock, together with all other Capital Stock required to be pledged pursuant to Section 9.11 of the Credit Agreement (the “After-acquired Shares”), are referred to collectively herein as the “Pledged Shares”), and (2) each of the Canadian Pledgors is the legal and beneficial owner of the promissory notes, chattel paper and instruments evidencing Indebtedness owed to it described in Schedule 2 and issued by the entities named therein (such notes and instruments, together with any other Indebtedness owed to any Canadian Pledgor hereafter and required to be pledged pursuant to Section 9.11(a) of the Credit Agreement (the “After-acquired Debt”), are referred to collectively herein as the “Pledged Debt”), in each case as such schedule may be amended pursuant to Section 9.11(a) of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Agents and the Canadian Lenders and the Canadian Letter of Credit Issuers to enter into the Credit Agreement and to induce the Canadian Lenders and the Canadian Letter of Credit Issuers to make their respective Extensions of Credit to the Canadian Borrowers under the Credit Agreement, to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and to induce one or more Hedge Banks to enter into Secured Hedging Agreements with each Credit Party, the Canadian Pledgors hereby agree with the Canadian Collateral Agent, for the benefit of the Secured Parties, as follows:
1. Defined Terms.
(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein (including terms used in the preamble and the recitals) shall have the meanings given to them in the Credit Agreement and all terms defined in the PPSA from time to time in effect or in the Securities Transfer Act (Ontario) from time to time in effect (together with any regulations thereunder, the “STA”) and not defined herein or in the Credit Agreement shall have the meanings specified therein. References to sections of the PPSA or the STA shall be construed to also refer to any successor sections.
(b) The rules of construction and other interpretive provisions specified in Sections 1.2, 1.5, 1.6 and 1.7 of the Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto.
(c) The following terms shall have the following meanings:
“After-acquired Debt” shall have the meaning assigned to such term in the recitals hereto.

“After-acquired Shares” shall have the meaning assigned to such term in the recitals hereto.
“Agreement” shall have the meaning assigned to such term in the preamble hereto.
“Canadian Borrowers” shall have the meaning assigned to the term “Canadian Borrowers” in the Credit Agreement.
“Canadian Collateral Agent” shall have the meaning assigned to such term in the preamble hereto.
“Canadian Guarantee” shall have the meaning assigned to such term in the recitals hereto.
“Canadian Obligations” shall have the meaning assigned to the term “Canadian Obligations” in the Credit Agreement.
“Canadian Pledgors” shall have the meaning assigned to such term in the preamble hereto.
“Canadian Subsidiary Pledgors” shall have the meaning assigned to such term in the preamble hereto.
“Company” shall have the meaning assigned to such term in the preamble hereto.
“Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.
“Extensions of Credit” shall have the meaning assigned to such term in the recitals hereto.
“Lenders” shall have the meaning assigned to such term in the recitals hereto.
“Permitted Liens” shall mean any Lien on the Collateral expressly permitted to be granted pursuant to the Credit Agreement.
“Pledged Debt” shall have the meaning assigned to such term in the recitals hereto.
“Pledged Shares” shall have the meaning assigned to such term in the recitals hereto.
“PPSA” shall mean the Personal Property Security Act (Ontario), the Civil Code of Québec or any other applicable Canadian federal, provincial or territorial statute pertaining to the granting, perfecting, priority or ranking of security interests, liens, hypothecs on personal property, and any successor statutes, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the PPSA shall be construed to also refer to any successor sections.

“Secured Debt Documents” shall mean, collectively, the Credit Documents, each Secured Cash Management Agreement entered into with a Cash Management Bank and each Secured Hedging Agreement entered into with a Hedge Bank.
“Securities Act” shall have the meaning assigned to such term in Section 12(e).
“Termination Date” shall mean the date on which all Canadian Obligations are paid in full in cash (other than Cash Management Obligations under Secured Cash Management Agreements, Hedging Obligations under Secured Hedging Agreements or contingent indemnification obligations not then due and payable) and the Total Revolving Credit Commitments and all Letters of Credit are terminated (other than Letters of Credit that have been Cash Collateralized in the manner set forth in Section 3.7 of the Credit Agreement following the termination of the Total Revolving Credit Commitments).
(d) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Canadian Pledgor, shall refer to such Canadian Pledgor’s Collateral or the relevant part thereof.
2. Grant of Security. As security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Canadian Obligations, each Canadian Pledgor hereby transfers, assigns and pledges to the Canadian Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Canadian Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Canadian Pledgor’s right, title and interest in and to all of the following, whether now owned or anytime hereafter acquired or existing (collectively, the “Collateral”):
(a) the Pledged Shares held by such Canadian Pledgor and the certificates, if any, representing such Pledged Shares and any interest of such Canadian Pledgor, including all interests documented in the entries on the books of the issuer of the Pledged Shares or any financial intermediary pertaining to the Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares; provided that the Pledged Shares under this Agreement shall not include any Excluded Capital Stock;
(b) the Pledged Debt and the instruments evidencing the Pledged Debt owed to such Canadian Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;
(c) all other property that may be delivered to and held by the Canadian Collateral Agent pursuant to the terms of this Section 2;

(d) subject to Section 8, all rights and privileges of such Canadian Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and
(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all proceeds of any or all of the foregoing Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guarantee payable to any Canadian Pledgor or the Canadian Collateral Agent from time to time with respect to any of the Collateral.
TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Canadian Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
3. Security for the Canadian Obligations. This Agreement secures the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Canadian Obligations. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Canadian Obligations and would be owed to the Canadian Collateral Agent or the Secured Parties under the Secured Debt Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, insolvency, reorganization or similar proceeding involving any Canadian Pledgor.
4. Delivery of the Collateral and Filing.
(a) Each Canadian Pledgor represents and warrants that all certificates or instruments, if any, representing or evidencing the Collateral in existence on the date hereof have been delivered to the Canadian Collateral Agent (or its non-fiduciary agent or designee) in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank; provided that in no event shall any certificates, instruments or transfer of stock powers be required with respect to the pledge of any Capital Stock of any Foreign Subsidiary other than a Canadian Subsidiary. All certificates or instruments, if any, representing or evidencing the Collateral acquired or created after the date hereof shall be promptly (but in any event within thirty days after acquisition or creation thereof) delivered to and held by or on behalf of the Canadian Collateral Agent (or its non fiduciary agent or designee) pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank. The Canadian Collateral Agent shall have the right, at any time after the occurrence and during the continuation of an Event of Default and without notice to any Canadian Pledgor (except as otherwise expressly provided herein), to transfer to or to register in the name of the Canadian Collateral Agent or any of its nominees any or all of the Pledged Shares. After the occurrence and during the continuance of an Event of Default, each Canadian Pledgor will promptly give to the Canadian Collateral Agent copies of any notices or other communications received by it with respect to Pledged Shares registered in the name of such Canadian Pledgor. After the occurrence and during the continuance of an Event of Default, the Canadian Collateral Agent shall have the right to exchange the certificates representing Pledged Shares for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each delivery of Collateral (including any After-acquired Shares and After-acquired Debt) shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which shall be attached hereto as part of Schedule 2 and made a part hereof; provided that the failure to attach any such schedule hereto shall not affect the validity of such pledge of such securities. Each schedule so delivered shall supersede any prior schedules so delivered.

(b) Each Canadian Pledgor hereby irrevocably authorizes the Canadian Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto and renewals thereof that contain the information required by the PPSA for the filing of any financing statement or amendment or renewal. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner such as “all assets” or “all personal property, whether now owned or hereafter acquired” of such Canadian Pledgor or words of similar effect as being of an equal or lesser scope or with greater detail. Each Canadian Pledgor agrees to provide such information to the Canadian Collateral Agent promptly after any such request. Each Canadian Pledgor agrees to furnish the Canadian Collateral Agent with written notice as required by Section 4.2 of the Canadian Security Agreement.
5. Representations and Warranties. Each Canadian Pledgor represents and warrants to the Canadian Collateral Agent and each other Canadian Secured Party that:
(a) Schedule 2 hereto (i) correctly represents as of the date hereof (A) the issuer, the issuer’s jurisdiction of formation, the certificate number, if any, the Canadian Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Capital Stock of such class of all Pledged Shares and (B) the issuer, the issuer’s jurisdiction, the initial principal amount, the Canadian Pledgor and holder, date of issuance and maturity date of all Pledged Debt and (ii) together with the comparable schedule to each supplement hereto, includes, all Capital Stock, debt securities and promissory notes required to be pledged pursuant to Section 9.11 of the Credit Agreement and Section 9(b) hereof. Except as set forth on Schedule 2 and except for Excluded Capital Stock, the Pledged Shares represent all of the issued and outstanding Capital Stock of each class of Capital Stock in the issuer on the date hereof.
(b) Such Canadian Pledgor is the legal and beneficial owner of the Collateral pledged or assigned by such Canadian Pledgor hereunder free and clear of any Lien, except for the Liens created by this Agreement and the Credit Documents.
(c) As of the date of this Agreement, the Pledged Shares pledged by such Canadian Pledgor hereunder have been duly authorized and validly issued and, in the case of Pledged Shares issued by a corporation, are fully paid and non-assessable.

(d) Except for restrictions and limitations imposed by the Credit Documents or securities laws generally and except as described in the Perfection Certificate, the Collateral is freely transferable and assignable, and none of the Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Canadian Collateral Agent of rights and remedies hereunder.
(e) No consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).
(f) The execution and delivery by such Canadian Pledgor of this Agreement and the pledge of the Collateral pledged by such Canadian Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral and (i) in the case of certificates or instruments representing or evidencing the Collateral, upon the earlier of (x) delivery of such Collateral and any necessary endorsements to the extent necessary to the Canadian Collateral Agent (or its non fiduciary agent or designee) in accordance with this Agreement and (y) the filing of financing statements naming each Canadian Pledgor as ‘debtor” and the Canadian Collateral Agent as “secured party” (in the applicable filing offices, and (ii) in the case of all other Collateral which is capable of being perfected by the filing of financing statements upon the filing of financing statements naming each Canadian Pledgor as “debtor” and the Canadian Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, shall create a perfected first priority security interest in such Collateral, securing the payment of the Canadian Obligations, in favor of the Canadian Collateral Agent, for the benefit of the Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(g) The pledge effected hereby is effective to vest in the Canadian Collateral Agent, for the benefit of the Secured Parties, the rights of the Canadian Collateral Agent in the Collateral as set forth herein.
(h) Such Canadian Pledgor has full power, authority and legal right to pledge all the Collateral pledged by such Canadian Pledgor pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Canadian Pledgor (in the case of the Capital Stock of Foreign Subsidiaries, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries other than a Subsidiary that is organized under the Applicable Laws of a jurisdiction in Canada is governed by the PPSA), enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(i) None of the Canadian Pledgors have any Subsidiaries as of the Closing Date and the only partnership interests of any Canadian Pledgor as of the Closing Date are listed on Schedule 2.

(j) The Pledged Debt constitutes all of the outstanding Indebtedness for money borrowed owed to such Canadian Pledgor as of the Closing Date and required to be pledged hereunder or pursuant to Sections 6.2 and 9.11(a) of the Credit Agreement. Such Pledged Debt that constitutes intercompany Indebtedness has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by a Canadian Intercompany Note (which note has been delivered to the Canadian Collateral Agent (or is non fiduciary agent or designee)) and, as of the date of this Agreement, is not in default.
6. Certification of Limited Partnership Interests and Pledged Debt.
(a) Unless otherwise consented to by the Canadian Collateral Agent, Capital Stock required to be pledged hereunder in any Subsidiary that is organized as a limited partnership and pledged hereunder shall either (i) be represented by a certificate, and in the Organizational Documents of such Subsidiary the applicable Canadian Pledgor shall cause the issuer of such interests to elect to treat such interests as a “security” within the meaning of the STA of its jurisdiction of organization or formation, as applicable, by including in its organizational documents language substantially similar to the following and, accordingly, such interests shall be governed by the STA:
“The [limited partnership] hereby irrevocably elects that all [limited partnership] interests in the [limited partnership] shall be securities governed by the STA of [jurisdiction of organization or formation, as applicable]. Each certificate evidencing [limited partnership] interests in the [limited partnership] shall be deemed to bear the following legend: “This certificate evidences an interest in [name of [limited partnership]] and shall be a security for purposes of the STA.” No change to this provision shall be effective until all outstanding certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.”
or (ii) not have elected to be treated as a “security” within the meaning of the STA and shall not be represented by a certificate.
(b) Subject to the limitations set forth herein and in Section 9.11 of the Credit Agreement, each Canadian Pledgor will cause any Indebtedness (i) for borrowed money (other than intercompany Indebtedness) having an aggregate principal amount in excess of $5,000,000 (individually) owed to it and required to be pledged and delivered pursuant to the terms hereof and the Credit Agreement to be evidenced by a duly executed promissory note, which shall be accompanied by instruments of transfer with respect thereto endorsed in blank, that is pledged and delivered to the Canadian Collateral Agent (or its non fiduciary agent or designee) pursuant to the terms hereof and (ii) of each Borrower and each of its Restricted Subsidiaries that is owing to any Canadian Pledgor to be evidenced by the Canadian Intercompany Note, which shall be accompanied by instruments of transfer with respect thereto endorsed in blank, that is pledged and delivered to the Canadian Collateral Agent (or its non-fiduciary agent or designee) pursuant to the terms hereof.

7. Further Assurances. Subject to any limitations set forth in the Credit Documents, each Canadian Pledgor agrees that at any time and from time to time, at the expense of such Canadian Pledgor, it will execute or otherwise authorize the filing of any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements deeds of trust and other documents), which may be required under any Applicable Law, or which the Canadian Collateral Agent may reasonably request, in order (x) to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including the priority thereof) or (y) to enable the Canadian Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
8. Voting Rights; Dividends and Distributions; Etc.
(a) So long as no Event of Default shall have occurred and be continuing:
(i) Each Canadian Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement or the other Secured Debt Documents; provided that such voting and other rights shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Shares or the rights and remedies of any of the Canadian Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Credit Document or the ability of the Secured Parties to exercise the same.
(ii) The Canadian Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Canadian Pledgor all such proxies and other instruments as such Canadian Pledgor may reasonably request for the purpose of enabling such Canadian Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above.
(b) Subject to paragraph (c) below, each Canadian Pledgor shall be entitled to receive and retain and use, free and clear of the Lien of this Agreement, any and all dividends, distributions, redemptions, principal and interest made or paid in respect of the Collateral to the extent not prohibited by any Secured Debt Document; provided, however, that any and all noncash dividends, interest, principal or other distributions that would constitute Pledged Shares or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Shares or received in exchange for Pledged Shares or Pledged Debt or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, amalgamation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be, and shall be forthwith delivered to the Canadian Collateral Agent to hold as, Collateral and shall, if received by such Canadian Pledgor, be received in trust for the benefit of the Canadian Collateral Agent, be segregated from the other property or funds of such Canadian Pledgor and be forthwith delivered to the Canadian Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

(c) Upon written notice to the Canadian Pledgors by the Canadian Collateral Agent following the occurrence and during the continuation of an Event of Default:
(i) all rights of such Canadian Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Canadian Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights during the continuation of such Event of Default; provided that, unless otherwise directed by the Required Lenders, the Canadian Collateral Agent shall have the right from time to time following the occurrence and during the continuation of an Event of Default to permit the Canadian Pledgors to exercise such rights. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Company has delivered to the Canadian Collateral Agent a certificate to that effect, each Canadian Pledgor will have the right to exercise the voting and consensual rights that such Canadian Pledgor would otherwise be entitled to exercise pursuant to the terms of Section 8(a)(i) (and the obligations of the Canadian Collateral Agent under Section 8(a)(ii) shall be reinstated);
(ii) all rights of such Canadian Pledgor to receive the dividends, distributions and principal and interest payments that such Canadian Pledgor would otherwise be authorized to receive and retain pursuant to Section 8(b) shall cease, and all such rights shall thereupon become vested in the Canadian Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and principal and interest payments during the continuation of such Event of Default. After all Events of Default have been cured or waived or otherwise cease to be continuing and the Company has delivered to the Canadian Collateral Agent a certificate to that effect, the Canadian Collateral Agent shall repay to each Canadian Pledgor (without interest) and each Canadian Pledgor shall be entitled to receive, retain and use all dividends, distributions and principal and interest payments that such Canadian Pledgor would otherwise be permitted to receive, retain and use pursuant to the terms of Section 8(b);
(iii) all dividends, distributions and principal and interest payments that are received by such Canadian Pledgor contrary to the provisions of Section 8(b) shall be received in trust for the benefit of the Canadian Collateral Agent, shall be segregated from other property or funds of such Canadian Pledgor and shall forthwith be delivered to the Canadian Collateral Agent as Collateral in the same form as so received (with any necessary endorsements); and
(iv) in order to permit the Canadian Collateral Agent to receive all dividends, distributions and principal and interest payments to which it may be entitled under Section 8(b) above, to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to Section 8(c)(i), and to receive all dividends, distributions and principal and interest payments that it may be entitled to under Sections 8(c)(ii) and (c)(iii), such Canadian Pledgor shall from time to time execute and deliver to the Canadian Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Canadian Collateral Agent may reasonably request.

(d) Any notice given by the Canadian Collateral Agent to the Canadian Pledgors suspending their rights under paragraph (c) of this Section 8 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Canadian Pledgors at the same or different times and (iii) may suspend the rights of the Canadian Pledgors under paragraph (a)(i) or paragraph (b) of this Section 9 in part without suspending all such rights (as specified by the Canadian Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Canadian Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.
9. Transfers and Other Liens; Additional Collateral; Etc. Each Canadian Pledgor shall:
(a) not (i) except as expressly permitted by the Credit Agreement (including pursuant to waivers and consents thereunder), sell or otherwise Dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or suffer to exist any consensual Lien upon or with respect to any of the Collateral, except for the Lien created by this Agreement and the other Security Documents; provided that in the event such Canadian Pledgor sells or otherwise disposes of assets as permitted by the Credit Agreement (including pursuant to waivers and consents thereunder) and such assets are or include any of the Collateral, the Canadian Collateral Agent shall release such Collateral to such Canadian Pledgor free and clear of the Lien created by this Agreement concurrently with the consummation of such sale in accordance with Section 13.17 of the Credit Agreement and with Section 14 hereof;
(b) pledge and, if applicable, cause each Domestic Subsidiary required to become a party hereto to pledge, to the Canadian Collateral Agent for the benefit of the Secured Parties, immediately upon acquisition thereof, all After-acquired Shares and After-acquired Debt required to be pledged pursuant to Section 9.11(a) of the Credit Agreement, in each case pursuant to a supplement to this Agreement substantially in the form of Annex A hereto or such other form reasonably satisfactory to the Canadian Collateral Agent (it being understood that the execution and delivery of such a supplement shall not require the consent of any Canadian Pledgor hereunder and that the rights and obligations of each Canadian Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Canadian Subsidiary Pledgor as a party to this Agreement); and
(c) defend its and the Canadian Collateral Agent’s title or interest in and to all the Collateral (and in the Proceeds thereof) against any and all Liens (other than the Lien created by this Agreement), however arising, and any and all Persons whomsoever and, subject to Section 13.17 of the Credit Agreement and Section 14 hereof, to maintain and preserve the Lien and security interest created by this Agreement until the Termination Date.
10. Canadian Collateral Agent Appointed Attorney-in-Fact. Each Canadian Pledgor hereby appoints, which appointment is irrevocable and coupled with an interest, the Canadian Collateral Agent as such Canadian Pledgor’s attorney-in-fact, with full authority in the place and stead of such Canadian Pledgor and in the name of such Canadian Pledgor or otherwise, to take any action and to execute any instrument, in each case after the occurrence and during the continuation of an Event of Default, that the Canadian Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including to receive, endorse and collect all instruments made payable to such Canadian Pledgor representing any dividend, distribution or principal or interest payment in respect of the Collateral or any part thereof and to give full discharge for the same.

11. The Canadian Collateral Agent’s Duties. The powers conferred on the Canadian Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Canadian Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Shares, whether or not the Canadian Collateral Agent or any other Canadian Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Canadian Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Canadian Collateral Agent accords its own property.
12. Remedies. If any Event of Default shall have occurred and be continuing:
(a) The Canadian Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the PPSA, any other statute or otherwise at law or in equity and also may without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange broker’s board or at any of the Canadian Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such price or prices and upon such other terms as the Canadian Collateral Agent may deem commercially reasonable irrespective of the impact of any such sales on the market price of the Collateral. The Canadian Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers of Collateral to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and, upon consummation of any such sale, the Canadian Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Canadian Pledgor, and each Canadian Pledgor hereby waives (to the extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Canadian Collateral Agent or any other Canadian Secured Party shall have the right upon any such public sale, and, to the extent permitted by Applicable Law, upon any such private sale, to purchase all or any part of the Collateral so sold, and the Canadian Collateral Agent or such other Canadian Secured Party may, subject to (x) the satisfaction in full of all payments due pursuant to Section 12(b)(i) and (y) the ratable satisfaction of the Canadian Obligations in accordance with Section 12(b), pay the purchase price by crediting the amount thereof against the Canadian Obligations. Each Canadian Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Canadian Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Canadian Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Canadian Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by Applicable Law, each Canadian Pledgor hereby waives any claim against the Canadian Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Canadian Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. As an alternative to exercising the power of sale herein conferred upon it, the Canadian Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.
(b) The Canadian Collateral Agent shall apply the proceeds of any collection or sale of the Collateral at any time after receipt in accordance with the priority set forth in Section 5.4 of the Canadian Security Agreement;
Upon any sale of the Collateral by the Canadian Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Canadian Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Canadian Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
(c) The Canadian Collateral Agent may exercise any and all rights and remedies of each Canadian Pledgor in respect of the Collateral.
(d) All payments received by any Canadian Pledgor after the occurrence and during the continuation of an Event of Default in respect of the Collateral shall be received in trust for the benefit of the Canadian Collateral Agent, shall be segregated from other property or funds of such Canadian Pledgor and shall be forthwith delivered to the Canadian Collateral Agent (or its non fiduciary agent or designee) as Collateral in the same form as so received (with any necessary endorsement).
(e) If the Canadian Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Shares pursuant to this Section 12, each Canadian Pledgor recognizes that the Canadian Collateral Agent may be unable to effect a public sale of any or all of the Pledged Shares, by reason of certain prohibitions contained in the Securities Act of any applicable Canadian jurisdiction, as from time to time amended (a “Securities Act”) or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Canadian Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Canadian Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under any such Securities Act, or under other applicable laws, even if such issuer would agree to do so.
(f) If the Canadian Collateral Agent determines to exercise its right to sell any or all of the Collateral, upon written request, each Canadian Pledgor shall, from time to time, furnish to the Canadian Collateral Agent all such information as the Canadian Collateral Agent may request in order to determine the number of shares and other instruments included in the Collateral which may be sold by the Canadian Collateral Agent as exempt transactions under a Securities Act, as the same are from time to time in effect.
(g) The Canadian Collateral Agent may seek the appointment of a receiver, receiver-manager or keeper (a “Receiver”) under the laws of Canada or any Province thereof to take possession of all or any portion of the Collateral of the Canadian Pledgor or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed agent of the Canadian Pledgor and not the Canadian Collateral Agent and the Secured Parties, and the Canadian Collateral Agent and the Secured Parties shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her servants or employees other than for gross negligence or wilful misconduct. Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of Collateral of the Canadian Pledgor, to preserve Collateral of the Canadian Pledgor or its value, to carry on or concur in carrying on all or any part of the business of the Canadian Pledgor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral of the Canadian Pledgor. To facilitate the forgoing powers, any such Receiver may, to the exclusion of all others, including the Canadian Pledgor, enter upon, use and occupy all premises owned or occupied by the Canadian Pledgor wherein Collateral of the Canadian Pledgor may be situated, maintain Collateral of the Canadian Pledgor upon such premises, borrow money on its own behalf or on behalf of the Secured Parties on a secured or unsecured basis and use Collateral of the Canadian Pledgor directly in carrying on the Canadian Pledgor’s business or as security for loans or advances to enable the Receiver to carry on the Canadian Pledgor’s business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by Agent, all money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to Agent. Every such Receiver may, in the discretion of the Canadian Collateral Agent, be vested with all or any of the rights and powers of the Canadian Collateral Agent and the Secured Parties. The Canadian Collateral Agent may, either directly or through its nominees, exercise any or all powers and rights given to a receiver by virtue of the foregoing provisions of this paragraph.

13. Amendments, etc. with Respect to the Canadian Obligations; Waiver of Rights. Except for the termination of a Canadian Pledgor’s Canadian Obligations hereunder as expressly provided in Section 14, each Canadian Pledgor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Canadian Pledgor and without notice to or further assent by any Canadian Pledgor, (a) any demand for payment of any of the Canadian Obligations made by the Canadian Collateral Agent or any other Canadian Secured Party may be rescinded by such party and any of the Canadian Obligations continued, (b) the Canadian Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Canadian Collateral Agent or any other Canadian Secured Party, (c) the Secured Debt Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms of the applicable Secured Debt Document, and (d) any collateral security, guarantee or right of offset at any time held by the Canadian Collateral Agent or any other Canadian Secured Party for the payment of the Canadian Obligations may be sold, exchanged, waived, surrendered or released. Neither the Canadian Collateral Agent nor any other Canadian Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Canadian Obligations or for this Agreement or any property subject thereto. When making any demand hereunder against any Canadian Pledgor, the Canadian Collateral Agent or any other Canadian Secured Party may, but shall be under no obligation to, make a similar demand on the Canadian Borrowers (to the extent such demand is in respect of any Canadian Obligations owing by the Canadian Borrowers) or any other Canadian Pledgor or pledgor, and any failure by the Canadian Collateral Agent or any other Canadian Secured Party to make any such demand or to collect any payments from the Canadian Borrowers or any other Canadian Pledgor or pledgor or any release of the Canadian Borrowers or any other Canadian Pledgor or pledgor shall not relieve any Canadian Pledgor in respect of which a demand or collection is not made or any Canadian Pledgor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Canadian Collateral Agent or any other Canadian Secured Party against any Canadian Pledgor. For the purposes hereof “demand” shall include the commencement and continuation of any legal proceedings.
14. Continuing Security Interest; Assignments Under the Secured Debt Documents; Release.
(a) This Agreement and the security interest granted hereunder shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Canadian Pledgor and the successors and assigns thereof, and shall inure to the benefit of the Canadian Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns, until the Termination Date, notwithstanding that from time to time prior to the Termination Date the Canadian Pledgors may be free from any Canadian Obligations.

(b) A Canadian Subsidiary Pledgor shall automatically be released from its obligations hereunder and the pledge of such Canadian Subsidiary Pledgor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Canadian Subsidiary Pledgor ceases to be a Restricted Foreign Subsidiary of the Canadian Borrowers or otherwise becomes an Excluded Subsidiary; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.
(c) The obligations created hereby of any Canadian Pledgor with respect to the Collateral shall be automatically released and such Collateral sold free and clear of the Lien and security interests created hereby upon any Disposition by such Canadian Pledgor of any Collateral that is (i) permitted under the Credit Agreement (other than to the Company or any Canadian Subsidiary Pledgor) or, (ii) upon the effectiveness of any written consent to the release of the security interests granted hereby in any Collateral pursuant to Section 13.1 of the Credit Agreement.
(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Canadian Collateral Agent shall execute and deliver to any Canadian Pledgor or authorize the filing of, at such Canadian Pledgor’s expense, all documents that such Canadian Pledgor shall reasonably request to evidence such termination or release provided, however, that with respect to the release of any item of Collateral pursuant to Section 14(c)(i) in connection with any request of evidence of termination or release made of the Canadian Collateral Agent, the Canadian Collateral Agent may request that Canadian US Pledgor deliver a certificate of an Authorized Officer to the effect that the sale or transfer transaction is in compliance with the Credit Documents. Any execution and delivery of documents pursuant to this Section 14 shall be without recourse to or warranty by the Canadian Collateral Agent.
15. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Canadian Obligations is rescinded or must otherwise be restored or returned by the Canadian Collateral Agent or any other Canadian Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Canadian Borrower or any other Canadian Pledgor, or upon or as a result of the appointment of a receiver, intervenor receiver and manager, or conservator of, or trustee or similar officer for, the Canadian Borrowers or any other Canadian Pledgor or any substantial part of its property, or otherwise, all as though such payments had not been made.
16. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any Canadian Subsidiary Pledgor shall be given to it in care of the Company at the Company’s address set forth in Section 13.2 of the Credit Agreement.
17. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif” file)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Canadian Collateral Agent and the Company.

18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
19. Integration. This Agreement represents the agreement of each of the Canadian Pledgors with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by the Canadian Collateral Agent or any other Canadian Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Debt Documents.
20. Amendments in Writing; No Waiver; Cumulative Remedies.
(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Canadian Pledgor(s) and the Canadian Collateral Agent in accordance with Section 13.1 of the Credit Agreement.
(b) Neither the Canadian Collateral Agent nor any other Canadian Secured Party shall by any act (except by a written instrument pursuant to Section 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Canadian Collateral Agent or any other Canadian Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Canadian Collateral Agent or any other Canadian Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Canadian Collateral Agent or such other Canadian Secured Party would otherwise have on any future occasion.
(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
21. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

22. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Canadian Pledgor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Canadian Collateral Agent, except pursuant to a transaction expressly permitted by the Credit Agreement.
23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
24. Submission to Jurisdiction; Waivers. Each of the Canadian Pledgors hereby irrevocably and unconditionally:
(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of a court of competent jurisdiction in the Province of Ontario;
(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Canadian Pledgor at its address referred to in Section 16 or at such other address of which the Canadian Collateral Agent shall have been notified pursuant thereto;
(d) agrees that nothing herein shall affect the right of the Canadian Collateral Agent or any other Canadian Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Canadian Collateral Agent or any other Canadian Secured Party to sue in any other jurisdiction; and
(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 24 any special, exemplary, punitive or consequential damages.
25. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ASSOCIATED MATERIALS CANADA LIMITED, as a Canadian Pledgor
By:	/s/ David S. Brown
	Name:	David S. Brown
	Title:	President, Secretary

GENTEK CANADA HOLDINGS LIMITED, as a Canadian Pledgor
By:
Name:
Title:
[Canadian Pledge Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ASSOCIATED MATERIALS CANADA LIMITED, as a Canadian Pledgor
By:
Name:
Title:

GENTEK CANADA HOLDINGS LIMITED, as a Canadian Pledgor
By:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT
[Canadian Pledge Agreement]

GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, by its general partner GENTEK CANADA HOLDINGS LIMITED, as a Canadian Pledgor
By:	/s/ Vicki Hardman
	Name:	VICKI HARDMAN
	Title:	VICE PRESIDENT
[Canadian Pledge Agreement]

UBS AG CANADA BRANCH, as Canadian Collateral Agent
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services. US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services. US
[Canadian Pledge Agreement]

SCHEDULE 1
TO THE CANADIAN
PLEDGE AGREEMENT
CANADIAN SUBSIDIARY PLEDGORS

SCHEDULE 2
TO THE CANADIAN
PLEDGE AGREEMENT
PLEDGED SHARES AND PLEDGED DEBT
Pledged Shares1

		Issuer’s	Class of	Certificate		Percentage of
		jurisdiction	Equity	No(s), if	Number of	Issued and
Pledgor	Issuer	of formation	Interest	any	Units	Outstanding Units
Gentek Canada Holdings Limited	Gentek Building Products Limited Partnership	Ontario	Partnership Unit	1	1	0.1%
Associated Materials Canada Limited	Gentek Building Products Limited Partnership	Ontario	Partnership Unit	2	1	0.1%
Associated Materials Canada Limited	Gentek Building Products Limited Partnership	Ontario	Partnership Unit	3	998	99.8%
Pledged Debt

		Issuer’s	Initial
		jurisdiction	Principle	Date of	Maturity
Pledgor	Issuer	of formation	Amount	Issuance	Date
Gentek Building Products Limited Partnership	Gentek Building Products, Inc.	Delaware	$44,500,000	October 13, 2010	Termination Date

[1]
The Pledged Shares of the Canadian Pledgors included in this Schedule 2 represent unit certificates outstanding as of the date hereof. However, immediately after the Closing (as defined in the Credit Agreement) these outstanding unit certificates will be cancelled (on account of being lost) and subsequently reissued with replacement share certificates within the time period required by Schedule 9.17 to the Credit Agreement.

ANNEX A
TO THE
CANADIAN PLEDGE AGREEMENT
SUPPLEMENT NO. [_____], dated as of [                                        ] (this “Supplement), to the Canadian Pledge Agreement dated as of October 13, 2010 (the “Canadian Pledge Agreement”), by ASSOCIATED MATERIALS CANADA LIMITED (“Associated”), an Ontario Corporation, GENTEK CANADA HOLDINGS LIMITED (“Gentek”), an Ontario Corporation and GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, an Ontario limited partnership, by its general partner, Gentek (“LP”), each of the subsidiaries listed on Schedule 1 thereto (each such subsidiary, individually, a “Canadian Subsidiary Pledgor” and, collectively the “Canadian Subsidiary Pledgors”; and, together with Associated, Gentek and LP, the “Canadian Pledgors”), and UBS AG CANADA BRANCH, as Canadian Collateral Agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Canadian Collateral Agent”).
A. Reference is made to (a) Revolving Credit Agreement, dated as of October 13, 2010 (the “Credit Agreement”), among CAREY INTERMEDIATE HOLDINGS CORP., a Delaware corporation, the US Borrowers, the Canadian Borrowers, the bank, financial institutions and other institutional lenders and investors (each individually a “Lender” and, collectively, the “Lenders”), UBS AG, STAMFORD BRANCH, as US Administrative Agent, US Collateral Agent, and a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer, UBS AG CANADA BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent, WELLS FARGO CAPITAL FINANCE, LLC, as Co-Collateral Agent, DEUTSCHE BANK AG NEW YORK BRANCH, as a US Letter of Credit Issuer, DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Letter of Credit Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION as a US Letter of Credit Issuer and a Canadian Letter of Credit Issuer and UBS LOAN FINANCE LLC, as Swingline Lender, and (b) the Canadian Guarantee, dated as of October 13, 2010 (the “Canadian Guarantee”), among the Canadian guarantors party thereto and the Canadian Collateral Agent.
B. Capitalized terms used herein and not otherwise defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Canadian Pledge Agreement. The rules of construction and the interpretive provisions specified in Section 1(b) of the Canadian Pledge Agreement shall apply to this Supplement, including terms defined in the preamble and recitals hereto.
C. The Canadian Pledgors have entered into the Canadian Pledge Agreement in order to induce the Agents and the Canadian Lenders and the Canadian Letter of Credit Issuers to enter into the Credit Agreement and to (a) induce the Canadian Lenders and the Canadian Letter of Credit Issuers to make their respective Extensions of Credit to the Canadian Borrowers under the Credit Agreement, (b) induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party or a Restricted Subsidiary and (c) to induce one or more Hedge Banks to enter into Secured Hedging Agreements with each Credit Party or a Restricted Subsidiary.

D. The undersigned Canadian Pledgor (each, an “Additional Canadian Pledgor”) is (a) the legal and beneficial owner of the Capital Stock described under Schedule 1 hereto and issued by the entities named therein (such pledged Capital Stock, together with all other Capital Stock required to be pledged under the Pledge Agreement (the “After-acquired Additional Pledged Shares”), referred to collectively herein as the “Additional Pledged Shares”) and (b) the legal and beneficial owner of the promissory notes and instruments evidencing Indebtedness owed to it (the “Additional Pledged Debt”) described under Schedule 1 hereto.
E. Section 9.11(a) of the Credit Agreement and Section 9(b) of the Canadian Pledge Agreement provides that additional Subsidiaries of the [Company] Canadian Borrower may become Canadian Subsidiary Pledgors under the Canadian Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Additional Canadian Pledgor is executing this Supplement in accordance with the requirements of Section 9(b) of the Canadian Pledge Agreement to pledge to the Canadian Collateral Agent, for the benefit of the Secured Parties, the Additional Pledged Shares and the Additional Pledged Debt [and to become a Canadian Subsidiary Pledgor under the Canadian Pledge Agreement] in order to induce the Canadian Lenders and the [Canadian] Letter of Credit Issuers to make additional extensions of credit to the Borrowers under the Credit Agreement, to induce one or more Cash Management Banks to provide Cash Management Services pursuant to Secured Cash Management Agreements to any Credit Party and to induce one or more Hedge Banks to enter into Secured Hedging Agreements with any Credit Party and as consideration for extensions of credit previously made, Cash Management Services previously provided, and Secured Hedging Agreements previously entered into.
Accordingly, the Canadian Collateral Agent and each undersigned Additional Canadian Pledgor agree as follows:
SECTION 1. In accordance with Section 9(b) of the Canadian Pledge Agreement, each Additional Canadian Pledgor by its signature below hereby transfers, assigns and pledges to the Canadian Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Canadian Collateral Agent, for the benefit of the Secured Parties, a security interest in and to all of such Additional Canadian Pledgor’s right, title and interest in the following, whether now owned or anytime hereafter acquired or existing (collectively, the “Additional Collateral”):
(a) the Additional Pledged Shares held by such Additional Canadian Pledgor and the certificates, if any, representing such Additional Pledged Shares and any interest of such Additional Canadian Pledgor, including all interests documented in the entries on the books of the issuer of the Additional Pledged Shares or any financial intermediary pertaining to the Additional Pledged Shares and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Additional Pledged Shares; provided that the Additional Pledged Shares under this Supplement shall not include any Excluded Capital Stock;
(b) the Additional Pledged Debt and the instruments evidencing the Additional Pledged Debt owed to such Additional Canadian Pledgor, and all payments of principal or interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Additional Pledged Debt;

(c) all other property that may be delivered to and held by the Canadian Collateral Agent pursuant to the terms of this Section 1;
(d) subject to Section 8 of the Canadian Pledge Agreement, all rights and privileges of such Canadian Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and
(e) to the extent not covered by clauses (a), (b), (c) and (d) above, respectively, all proceeds of any or all of the foregoing Additional Collateral. For purposes of this Supplement, the term “proceeds” includes whatever is receivable or received when Additional Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guarantee payable to any Additional Canadian Pledgor or the Canadian Collateral Agent from time to time with respect to any of the Additional Collateral.
TO HAVE AND TO HOLD the Additional Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Canadian Collateral Agent, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.
For purposes of the Canadian Pledge Agreement, (x) the Collateral shall be deemed to include the Additional Collateral and (y) the After-acquired Pledged Shares shall be deemed to include the Additional After-acquired Pledge Shares.
[SECTION 2. Each Additional Canadian Pledgor by its signature below becomes a Canadian Pledgor under the Canadian Pledge Agreement with the same force and effect as if originally named therein as a Canadian Pledgor and each Additional Canadian Pledgor hereby agrees to all the terms and provisions of the Canadian Pledge Agreement applicable to it as a Canadian Pledgor thereunder. Each reference to a “Canadian Subsidiary Pledgor” or a “Canadian Pledgor” in the Canadian Pledge Agreement shall be deemed to include each Additional Canadian Pledgor. The Canadian Pledge Agreement is hereby incorporated herein by reference.] 2
SECTION [2][3]. Each Additional Canadian Pledgor represents and warrants as follows:
(a) Schedule 1 hereto (i) correctly represents as of the date hereof (A) the issuer, the certificate number, if any, the Additional Canadian Pledgor and the record and beneficial owner, the number and class and the percentage of the issued and outstanding Capital Stock of such class of all Additional Pledged Shares and (B) the issuer, the initial principal amount, the Additional Canadian Pledgor and holder, date of issuance and maturity date of all Additional Pledged Debt and (ii) together with Schedule 2 to the Canadian Pledge Agreement and the comparable schedules to each other Supplement to the Canadian Pledge Agreement, includes all Capital Stock, debt securities and promissory notes required to be pledged pursuant to Section 9.11 of the Credit Agreement and Section 9(b) of the Canadian Pledge Agreement. Except as set forth on Schedule 1 and except for Excluded Capital Stock, the Additional Pledged Shares represent all of the issued and outstanding Capital Stock of each class of Capital Stock in the issuer on the date hereof.

[2]	Include only for Additional Pledgors that are not already signatories to the Canadian Pledge Agreement.

(b) Such Additional Canadian Pledgor is the legal and beneficial owner of the Additional Collateral pledged or assigned by such Additional Canadian Pledgor hereunder free and clear of any Lien, except for the Liens created by this Supplement to the Canadian Pledge Agreement and Liens created by the Canadian Pledge Agreement.
(c) As of the date of this Supplement, the Additional Pledged Shares pledged by such Additional Canadian Pledgor hereunder have been duly authorized and validly issued and, in the case of Additional Pledged Shares issued by a corporation, are fully paid and non-assessable.
(d) Except for restrictions and limitations imposed by the Credit Documents or securities laws generally, and except as disclosed on Schedule 1, the Additional Collateral is freely transferable and assignable, and none of the Additional Collateral is subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Additional Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Canadian Collateral Agent of rights and remedies hereunder.
(e) No consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).
(f) The execution and delivery by such Additional Canadian Pledgor of this Supplement and the pledge of the Additional Collateral pledged by such Additional Canadian Pledgor hereunder pursuant hereto create a valid and enforceable security interest in such Collateral (in the case of the Capital Stock of Foreign Subsidiaries other than a Subsidiary that is organized under the Applicable Laws of a jurisdiction in Canada, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the PPSA) and (i) in the case of certificates or instruments representing or evidencing the Additional Collateral, upon the earlier of (x) delivery of such Additional Collateral and any necessary endorsements to the extent necessary to the Canadian Collateral Agent (or its non-fiduciary agent or designee) in accordance with this Supplement and the Canadian Pledge Agreement and (y) the filing of financing statements naming each Additional US Pledgor as “debtor” and the Canadian Collateral Agent as “secured party” and describing the Additional Collateral in the applicable filing offices, and (ii) in the case of all other Additional Collateral which is capable of being perfected by the filing of financing statements, upon the filing of financing statements naming each Canadian Pledgor as “debtor” and the Canadian Collateral Agent as “secured party” and describing the Additional Collateral in the applicable filing offices, shall create a perfected security interest in such Additional Collateral (in the case of the Capital Stock of Foreign Subsidiaries other than a Subsidiary that is organized under the Applicable Laws of a jurisdiction in Canada is governed by the PPSA, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries other than a Subsidiary that is organized under the Applicable Laws of a jurisdiction in Canada is governed by the PPSA), securing the payment of the Canadian Obligations, in favor of the Canadian Collateral Agent, for the benefit of the Secured Parties, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(g) The pledge effected hereby is effective to vest in the Canadian Collateral Agent, for the benefit of the Secured Parties, the rights of the Canadian Collateral Agent in the Additional Collateral as set forth herein.
(h) Such Additional Canadian Pledgor has full power, authority and legal right to pledge all the Additional Collateral pledged by such Additional Canadian Pledgor pursuant to this Supplement and this Supplement constitutes a legal, valid and binding obligation of each Additional Canadian Pledgor (in the case of the Capital Stock of Foreign Subsidiaries other than a Subsidiary that is organized under the Applicable Laws of a jurisdiction in Canada, to the extent the creation of such security interest in the Capital Stock of Foreign Subsidiaries is governed by the PPSA or STA), enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION [3][4]. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Canadian Collateral Agent and the Company. This Supplement shall become effective as to each Additional Canadian Pledgor when the Canadian Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such Additional Canadian Pledgor and the Canadian Collateral Agent.
SECTION [4][5]. Except as expressly supplemented hereby, the Canadian Pledge Agreement shall remain in full force and effect.
SECTION [5][6]. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

SECTION [6][7]. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Canadian Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION [7][8]. All notices, requests and demands pursuant hereto shall be made in accordance with Section 16 of the Canadian Pledge Agreement. All communications and notices hereunder to each Additional Canadian Pledgor shall be given to it in care of the Company at the Company’s address set forth in Section 13.2 of the Credit Agreement.
SECTION [8][9]. Subject to Section 13.5 of the Credit Agreement, each Additional Canadian Pledgor agrees to reimburse the Canadian Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Canadian Collateral Agent.

IN WITNESS WHEREOF, each Additional Pledgor and the Canadian Collateral Agent have duly executed this Supplement to the Canadian Pledge Agreement as of the day and year first above written.

[NAME OF ADDITIONAL CANADIAN PLEDGOR(S)],
By:
Name:
Title:

UBS AG CANADIAN BRANCH, as Canadian Collateral Agent,
By:
Name:
Title:

SCHEDULE 1
TO SUPPLEMENT NO. [__]
TO THE
CANADIAN PLEDGE AGREEMENT
PLEDGED SHARES AND PLEDGED DEBT
Pledged Shares

		Issuer’s				Percentage of
		jurisdiction				Issued and
		of	Class of Equity	Certificate	Number of	Outstanding
Pledgor	Issuer	formation	Interest	No(s), if any	Units	Units

Pledged Debt

Issuer’s
		jurisdiction of	Initial
Pledgor	Issuer	formation	Principal Amount	Date of Issuance	Maturity Date